Exhibit 99.1

SendGrid Announces First Quarter 2018 Results and Updates Outlook

Revenue of $32.6 million in Q1, Up 31% year over year

Net Loss of $1.3 million improves by $500,000, with Adjusted Net Income of $1.0 million

Surpasses 69,000 customers, up 35%

Email Volume Up 29% to more than 130 billion

DENVER, Colo., May 1, 2018  — SendGrid, Inc. (NYSE: SEND), a leading digital communications platform that drives engagement and growth, today announced first quarter 2018 financial results.

First Quarter Financial Highlights

•            Total revenue of $32.6 million for the first quarter was up 31% compared with the first quarter of 2017.

•            SendGrid’s Email API revenue of $25.9 million for the first quarter grew by 30% compared with the first quarter of 2017, representing 79% of total revenue, while Marketing Campaigns revenue grew by 102% to $5.4 million compared with the first quarter of 2017 and represented 17% of total revenue.

•            Gross margin in the quarter was 73.9%, flat compared with the year-ago period.

•            GAAP net loss in the quarter was $(1.3) million, or $(0.03) per share, compared with $(1.8) million, or $(0.23) per share, in the first quarter of 2017. First quarter 2018 net loss included $1.8 million of stock compensation expense, up from $0.6 million in the first quarter of 2017.

•            Non-GAAP adjusted net income (ANI) was $1.0 million in the quarter, an increase of $1.0 million from first quarter 2017.

•            Net cash flows from operating activities in the first quarter were $(0.04) million, with free cash flow of $(7.8) million, a $6.2 million decrease from first quarter 2017.  This was driven by one-time costs related to moves to new offices, and typical seasonal employee-related expenses.

•            The company ended the quarter with $168.6 million in cash and cash equivalents.

Non-Financial Highlights

•            Ended the first quarter with more than 69,000 customers, up 35% compared with first quarter 2017 totals.

•            Delivered email volume of 130.4 billion for the first quarter, up 29% compared with first quarter 2017.

•            The company was named one of the Best Small and Medium Workplaces in Technology by Great Place to Work® and Fortune.

•            Moved into a new office in Irvine, California in support of the company’s future growth.

•            Announced new enhancements to its API sending experience, providing customers with a comprehensive view of their email delivery and engagement data.

•            Announced the Adaptive Communication Engine, a compilation of the company’s artificial intelligence capabilities, including a new capability, neural protection, which helps customers avoid deliverability pitfalls by using the power of neural networks.

•            Closed on a follow-on public stock offering on April 10, 2018, in which the company issued 600,000 new shares, with another 6.9 million shares sold by pre-IPO investors and members of management.

“Our results this quarter represent a strong first full quarter of being a public company, delivering on our commitment to driving growth and profitability,” said Sameer Dholakia, CEO of SendGrid.  “We continue to execute on our mission to build engagement and growth for our customers.”

Full Year and Second Quarter 2018 Outlook

Based on information available as of today, SendGrid is increasing its outlook for full year 2018 and setting its outlook for the second quarter 2018.  For 2018, the Company now expects to deliver 2018 full-year revenue in a range of $140.3 million to $142.3 million, up 26% year over year at the midpoint, and non-GAAP adjusted net income in a range of $4.5 to $6.5 million. For the second quarter 2018, the company expects revenue in a range of $34.2 million to $34.4 million, up 27% at the midpoint and non-GAAP adjusted net income of approximately $0.5 million to $1.0 million in the second quarter 2018, which does not include approximately $2.5 million to $3.0 million of stock compensation expense, and less than $500,000 of restructuring and M&A-related expense.

A reconciliation of non-GAAP adjusted net income to the most directly comparable GAAP measure, or net income (loss), for the full year 2018 is not available on a forward-looking basis without unreasonable efforts and uncertainty due to the unpredictability and complexity of the charges excluded from non-GAAP adjusted net income (loss), including, without limitation, stock-based compensation. Stock-based compensation expenses are impacted by future hiring and retention needs, as well as the future fair market value of SendGrid’s common stock, all of which are difficult to predict and subject to change. SendGrid expects the above charges, including stock-based compensation, collectively will have a significant, and potentially unpredictable, impact on its GAAP net income (loss) for 2018.

Conference Call Information

•                  When: Tuesday, May 1, 2018 at 5 pm Eastern Time (3 pm Mountain Time)

•                  Domestic Dial In: To access the call toll-free via telephone in North America, please dial: 844-842-1230  (Conference ID: 6734919)

•                  International Dial In:  To access the call toll-free internationally, please dial: 647-253-8797 (Conference ID: 6734919)

Forward-Looking Statements

This press release contains “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include, but are not limited to, statements about SendGrid’s outlook for the quarter ending June 30, 2018 and the full year ending December 31, 2018 and SendGrid’s expectations regarding possible or assumed business strategies, potential growth and innovation opportunities, new products, and potential market opportunities.

Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “believes,” “continue,” “could,” “potential,” “remain,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: our ability to achieve future growth and sustain our growth rate, our ability attract and retain customers and increase sales to our customers, our ability to develop and release new products and services and to scale our platform, our ability to increase adoption of our platform through our self-service model, our ability to maintain and grow our relationships with strategic partners, the highly competitive and rapidly evolving market in which we participate, our ability to identify targets for, execute on and realize the benefits of potential acquisitions and our international expansion strategies. Further information on risks that could cause actual results to differ materially from forecasted results is included in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and our Quarterly Report on Form 10-Q for the period ended March 31, 2018 to be filed with the SEC later today.  Any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use certain non-GAAP financial measures, as described below, to understand and evaluate our core operating performance. These non-GAAP financial measures, which may be different than similarly titled measures used by other companies, are presented to enhance investors’ overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.  Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found in the accompanying financial statements included with this press release.

We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects, and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We are presenting these non-GAAP financial metrics to assist investors in seeing our financial performance through the eyes of management, and because we believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry.

We use the non-GAAP financial measure of adjusted net income, which is defined as GAAP net income (loss), excluding stock-based compensation expense, restructuring expense, costs associated with mergers and acquisitions, warrant interest expense and non-capitalizable costs associated with our initial public offering. Due to our significant federal and state net operating loss carryforwards, as well as a full valuation against our net deferred tax assets, there is no income tax effect on adjusted net income in the presented periods. We believe that adjusted net income helps identify underlying trends in our business that could otherwise be masked by the effect of the expenses that we exclude in adjusted net income.  Additionally, our executive compensation structure uses an adjusted net income target as one of the components when calculating payments that have been earned.  There are a number of limitations related to the use of adjusted net income as compared to net loss, including that adjusted net income excludes stock-based compensation expense, which has been, and will continue to be for the foreseeable future, a significant recurring expense in our business and an important part of our compensation strategy.

We use the non-GAAP financial measure of free cash flow, which is defined as GAAP net cash flows from operating activities, reduced by purchases of property and equipment and principal payments on capital lease obligations. We believe free cash flow is an important liquidity measure of the cash that is available, after capital expenditures, for operational expenses, investment in our business and to make acquisitions. Free cash flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash. Once our business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth.  There are a number of limitations related to the use of free cash flow as compared to net cash from operating activities, including that free cash flow does not reflect future contractual commitments.

About SendGrid

SendGrid is a leading digital communication platform, enabling  businesses to engage with their customers via email reliably, effectively and at scale. A leader in email deliverability, SendGrid has processed over 40 billion emails each month for internet and mobile-based customers as well as more traditional enterprises.

Disclosure of Material Information

SendGrid announces material information to its investors using SEC filings, press releases, public conference calls and on its investor relations page of the company’s website at https://investors.sendgrid.com.

SENDGRID, INC.

Condensed Consolidated Statements of Operations

(Unaudited)

	For the Three Months Ended March 31,
(in thousands, except per share data)	2018	2017
Revenue
Email API	$25,868	$19,946
Marketing Campaigns	5,445	2,700
Predecessor email marketing service	—	1,520
Other	1,256	665
Total revenue	32,569	24,831
Cost of revenue	8,488	6,471
Gross profit	24,081	18,360

Operating expenses:
Research and development	8,934	6,524
Selling and marketing	7,936	6,588
General and administrative	8,866	7,044
Loss on disposal of assets	62	—
Total operating expenses	$25,798	$20,156

Loss from operations	(1,717)	(1,796)
Other income (expense), net	444	(5)
Net loss	$(1,273)	$(1,801)

Weighted average common shares outstanding	42,520	7,848
Net loss per share attributable to common stockholders	$(0.03)	$(0.23)

SENDGRID, INC.

Reconciliation of Net Loss to Adjusted Net Income (ANI)

(Unaudited)

	For the Three Months Ended March 31,
(in thousands)	2018	2017
Net loss	$(1,273)	$(1,801)
Stock-based compensation expense	1,828	588
Restructuring expense	276	847
Merger and acquisition expenses	167	257
Adjustment to redeemable preferred stock warrant	—	(26)
Certain IPO costs	—	160
Adjusted Net Income (ANI)	$998	$25

SENDGRID, INC.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	For the Three Months Ended March 31,
(in thousands)	2018	2017
Cash flows from operating activities:
Net loss	$(1,273)	$(1,801)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,517	2,128
Stock-based compensation	1,828	588
Adjustment to redeemable preferred stock warrant liability	—	(26)
Non-cash interest expense and other	11	5
Loss on disposal of assets and restructuring of assets	183	350
Reimbursement of tenant improvements	1,203	473
Changes in operating assets and liabilities:
Accounts receivable	(60)	(434)
Prepaid expenses and other assets	483	103
Accounts payable and accrued liabilities	(3,836)	301
Other liabilities	(1,095)	43
Net cash flows from operating activities	(39)	1,730

Cash flows from investing activities:
Purchase of property and equipment	(6,062)	(1,794)
Cash paid for business combination	—	(2,726)
Cash acquired in business combination	—	527
Decrease (increase) in restricted cash	—	78
Net cash flows from investing activities	(6,062)	(3,915)

Cash flows from financing activities:
Proceeds from stock option exercises	893	221
Payments for stock issuance costs	—	(33)
Principal payments on capital lease obligations	(1,694)	(1,517)
Net cash flows from financing activities	(801)	(1,329)

Effect of foreign currency exchange rates on cash	3	—
Net increase (decrease) in cash and cash equivalents	(6,899)	(3,514)

Cash and cash equivalents, beginning of period	175,496	40,400
Cash and cash equivalents, end of period	$168,597	$36,886

SENDGRID, INC.

Reconciliation of Net Cash Flows Provided by Operating Activities to Free Cash Flow

(Unaudited)

	For the Three Months Ended March 31,
(in thousands)	2018	2017
Net cash flows from operating activities	$(39)	$1,730
Purchase of property and equipment	(6,062)	(1,794)
Principal payments on capital lease obligations	(1,694)	(1,517)
Free cash flow	$(7,795)	$(1,581)

SENDGRID, INC.

Condensed Consolidated Balance Sheets

(Unaudited)

	As of March 31,	As of December 31,
(in thousands)	2018	2017
Assets
Current Assets:
Cash and cash equivalents	$168,597	$175,496
Accounts receivable - trade, net of allowance	5,791	5,765
Prepaid expenses and other current assets	7,996	9,087
Total current assets	182,384	190,348

Noncurrent Assets:
Property and equipment, net	34,529	29,192
Intangible assets, net	1,675	1,795
Other assets	306	300
Goodwill	1,648	1,648
Total noncurrent assets	38,158	32,935
Total assets	$220,542	$223,283

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$9,790	$13,837
Current portion of capital lease obligations	6,218	6,110
Current portion of deferred rent	797	328
Other current liabilities	1,150	1,575
Total current liabilities	17,955	21,850

Long-Term Obligations, Net of Current Portion:
Capital lease obligations, net of current portion	11,138	11,095
Deferred rent, net of current portion	9,889	10,054
Other long-term liabilities	528	510
Total long-term obligations, net of current portion:	21,555	21,659
Total liabilities	39,510	43,509

Stockholders’ equity:
Common stock, $0.001 par value	40	39
Additional paid-in capital	232,747	229,594
Accumulated deficit	(51,756)	(49,857)
Accumulated other comprehensive loss	1	(2)
Total stockholders’ equity	181,032	179,774
Total liabilities and stockholders’ equity	$220,542	$223,283

SENDGRID, INC.

Reconciliation to Non-GAAP Financial Measures

(Unaudited)

	For the Three Months Ended March 31,
(in thousands)	2018	2017
Cost of revenue	$8,488	$6,471
Less:
Stock-based compensation expense	202	53
Restructuring expense	—	—
Merger and acquisition expenses	20	18
Adjustment to redeemable preferred stock warrant	—	—
Certain IPO costs	—	—
Non-GAAP cost of revenue	$8,266	$6,400

SENDGRID, INC.

Reconciliation to Non-GAAP Financial Measures

(Unaudited)

	For the Three Months Ended March 31,
(in thousands)	2018	2017
Research and development	$8,934	$6,524
Less:
Stock-based compensation expense	594	147
Restructuring expense	—	—
Merger and acquisition expenses	154	—
Adjustment to redeemable preferred stock warrant	—	—
Certain IPO costs	—	—
Non-GAAP research and development	$8,186	$6,377

SENDGRID, INC.

Reconciliation to Non-GAAP Financial Measures

(Unaudited)

	For the Three Months Ended March 31,
(in thousands)	2018	2017
Selling and marketing	$7,936	$6,588
Less:
Stock-based compensation expense	224	135
Restructuring expense	—	—
Merger and acquisition expenses	5	12
Adjustment to redeemable preferred stock warrant	—	—
Certain IPO costs	—	—
Non-GAAP selling and marketing	$7,707	$6,441

SENDGRID, INC.

Reconciliation to Non-GAAP Financial Measures

(Unaudited)

	For the Three Months Ended March 31,
(in thousands)	2018	2017
General and administrative	$8,866	$7,044
Less:
Stock-based compensation expense	808	253
Restructuring expense	—	—
Merger and acquisition expenses	(12)	227
Adjustment to redeemable preferred stock warrant	—	—
Certain IPO costs	—	—
Non-GAAP general and administrative	$8,070	$6,564

Source: SendGrid, Inc.

Contacts

Investor Relations Contact:

David Banks, 720-588-4496

david.banks@sendgrid.com

or

Media Contact:

David Friedman, 303-868-9641

david.friedman@sendgrid.com